SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 24, 2003

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                        Education Management Corporation
               (Exact Name of Registrant as Specified in Charter)

Pennsylvania                     000-21363                   25-1119571
(State or Other Jurisdiction     (Commission File Number)    (IRS Employer
of incorporation)                                            Identification No.)

210 Sixth Avenue, Pittsburgh, Pennsylvania                            15222
(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's telephone number, including area code: (412) 562-0900

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Item 5. Other Events and Regulation FD Disclosure.

On June 24, 2003, Education Management Corporation (the "Company") issued a press release attached as Exhibit 99.1, announcing that it has signed an agreement to purchase American Education Centers and its affiliated schools. The information contained in this press release is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits

Exhibit 99.1 Press release dated June 24, 2003 regarding agreement to acquire American Education Centers and affiliated schools.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                EDUCATION MANAGEMENT CORPORATION

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                                                By: /s/ ROBERT T. MCDOWELL
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                                                    Robert T. McDowell
                                                    Executive Vice President and
                                                    Chief Financial Officer

Dated: June 24, 2003
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                                  EXHIBIT INDEX

Exhibit No.       Description

99.1 Press release dated June 24, 2003 regarding agreement to acquire American Education Centers and affiliated schools.